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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               (Preferred Stock)

     We, the undersigned officers and directors of Chesapeake Energy Corporation (hereinafter, the "Company"), hereby severally constitute and appoint Aubrey K. McClendon, Tom L. Ward and Marcus C. Rowland, and each of them, severally, our true and lawful attorneys-in-fact and agents, each with full power to act without the other and with full power of substitution and resubstitution, to sign for us, in our names as officers or directors, or both, of the Company, and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the securities offered pursuant to this Registration Statement on Form S-3, including any amendments to this Registration Statement on Form S-3 (including post-effective amendments) and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of us might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     DATED this 18th day of June, 1998.


/s/ Aubrey K. McClendon                           /s/ Tom L. Ward
--------------------------------                  -----------------------------
Aubrey K. McClendon, Chairman                     Tom L. Ward, President, Chief
of the Board and Chief Executive                  Operating Officer and
Officer (Principal Executive                      Director (Principal Executive
Officer)                                          Officer)


/s/ Marcus C. Rowland                             /s/ Ronald A. Lefaive
--------------------------------                  -----------------------------
Marcus C. Rowland, Executive                      Ronald A. Lefaive, Senior
Vice President and Chief                          Vice President - Accounting
Financial Officer (Principal                      and Controller (Principal
Financial Officer)                                Accounting Officer)


/s/ E.F. Heizer, Jr.                              /s/ Breene M. Kerr
--------------------------------                  -----------------------------
E.F. Heizer, Jr., Director                        Breene M. Kerr, Director


/s/ Shannon T. Self                               /s/ Frederick B. Whittemore
--------------------------------                  -----------------------------
Shannon T. Self, Director                         Frederick B. Whittemore,
                                                  Director

/s/ Walter C. Wilson
--------------------------------
Walter C. Wilson, Director